                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




               Date of report (date of earliest event reported):
                                 August 30, 2001


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


                Delaware                0-25400                 75-2421746
            ---------------           -----------           ------------------
            (State or other           (Commission            (I.R.S. Employer
            jurisdiction of           File Number)          Identification No.)
            incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

                  On August 30, 2001, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, regarding the election of three directors, ratification of the appointment of its independent auditors and approval of an amendment to the Daisytek International Corporation 1998 Employee Stock Purchase Plan at its annual meeting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1     Press Release dated August 30, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DAISYTEK INTERNATIONAL CORPORATION


                                        By:   /s/ JAMES R. POWELL
                                            -----------------------------------
                                                  James R. Powell
                                                  President, Chief Executive
                                                    Officer


Dated:  September 4, 2001

                                Index to Exhibits

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press Release dated August 30, 2001


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